                                                                   Exhibit 10.14

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                     AMENDMENT NO. 3 TO DEVELOPMENT, LICENSE
                         AND COMMERCIALIZATION AGREEMENT

      This Amendment No. 3 ("Amendment No. 3") to the Development, License and Commercialization Agreement is made and effective as of the 27th day of February 2006 (the "Amendment Effective Date") by and among Idenix Pharmaceuticals, Inc., with offices at 60 Hampshire Street, Cambridge, Massachusetts 02139, USA ("Idenix U.S."), Idenix (Cayman) Limited, with offices at c/o Walkers SPV Limited, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (together with Idenix U.S., "Idenix"), and Novartis Pharma AG, with offices at Lichtstrasse 35, 4056 Basel, Switzerland ("Novartis").

                                  INTRODUCTION

      A. Novartis and Idenix are parties to the Development, License and Commercialization Agreement made as of May 8, 2003, as amended by Amendment No. 1 dated as of April 30, 2004, and Amendment No. 2 dated as of December 21, 2004 (as so amended, the "Development Agreement", and as amended hereby, the "Agreement").

      B. Novartis and Idenix desire to revise certain terms and conditions of the Development Agreement relating to the exercise of the Novartis HCV Option (this and all other capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Development Agreement).

      NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Idenix and Novartis hereby agree as follows:

      1. The following Definition shall be added to Article I of the Development
Agreement:

      "Due Diligence Data". Due Diligence Data shall have the meaning assigned to it in Exhibit S.

      2. Sections 3.2(b) and 3.2(c) of the Development Agreement shall be deleted and replaced in their entirely by the following:

            (b) Exercise. Without limitation to Idenix's obligations to provide Novartis quarterly written reports pursuant to Section 4, or other information as provided elsewhere in this Agreement, Idenix shall deliver to Novartis: (i) the Due Diligence Data in the form prescribed in Exhibit S on or before February 10, 2006; and (ii) written notice confirming the delivery thereof by Idenix to Novartis (the "Commencement Notice"). Within thirty
      (30) days after the date of the Commencement Notice (the date which is thirty (30) days after the date of the Commencement Notice, the "Commencement Notice Due Date"), Novartis may exercise the Novartis HCV Option by submitting a written notice to Idenix requesting the Novartis HCV License, together with payment of the fee payable by Novartis pursuant to item (A) of Section 8.1(b) (such notice and fee together, the "Novartis HCV Option Exercise Notice"). In addition to the Due Diligence Data, subsequent to the date of the Commencement Notice but before the Commencement Notice Due Date, Idenix shall deliver to Novartis in the form prescribed in Exhibit S any additional data derived from the studies referred to in Exhibit S that is reported to Idenix prior to the Commencement Notice Date.

            (c) Idenix Rights. So long as Idenix has provided Novartis with the Commencement Notice in accordance with paragraph (b) above, if Novartis has not submitted to Idenix a Novartis HCV Option Exercise Notice on or before the Commencement Notice Due Date, then Idenix shall be thereafter free, without any further obligation to Novartis, to Develop and Commercialize, in all areas of the world, the Initial HCV Drug Candidate and any products of which the Initial HCV Drug Candidate constitutes a part, either alone or with Third Parties.

      3. Section 4.7(b) of the Development Agreement shall be amended by adding the following at the end thereof:

      In addition, Exhibit M sets forth certain matters regarding the regulatory and clinical responsibilities of the Parties regarding Phase III Clinical Trials and certain other matters relating to the Initial HCV Drug Candidate, which shall apply notwithstanding any provision of this Agreement to the contrary.

      4. The following new Section 4.9 shall be added to the Development
Agreement:

            4.9 Development of Selected HCV Drug Candidate. Notwithstanding any provision of this Agreement to the contrary, but without limiting the Parties' obligations hereunder, within thirty (30) days after the later of receipt of the Novartis HCV Option Exercise Notice or the end of phase II meeting with the FDA, Idenix shall present Novartis with a proposed Development Plan and Development Budget, including the proposed Phase III Clinical Trial to be conducted by Idenix relating to the further Development of the Selected HCV Drug Candidate in treatment refractory HCV patients. Novartis shall as soon as reasonably possible present Idenix with a Development Plan, including the proposed Phase III Clinical Trial to be conducted by Novartis, relating to the further Development of the Selected HCV Drug Candidate in HCV treatment naive patients. The approval process for such Development Plans will


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      be as provided in Section 4.2(b). The approval process for the Development
      Budget for the Idenix conducted studies will be as provided in Sections 4.3(b) and (c), respectively.

      5. Section 8.1 (b) of the Development Agreement shall be deleted and replaced in its entirety by the following:

            (b) HCV License. In consideration of the grant by Idenix of the Novartis HCV License, Novartis shall make a license payment to Idenix in the aggregate amount of US$70,000,000. Novartis shall make non-refundable, non-creditable payments of such amount as follows, subject in the case of items
(B) and (C) to the occurrence of the event referred to under "Event":

            PAYMENT AMOUNT                 EVENT                      TIME OF PAYMENT
            --------------                 -----                      ---------------
      (A)  US$[**]                 Submission by          Selection Date
                                   Novartis of the
                                   Novartis HCV Option
                                   Exercise Notice

      (B)  US$[**]                 FDA approval to        Not later than the later of (i) the
                                   proceed with a Phase   date that the event has occurred, or
                                   III Clinical Trial     (ii) 30 days after Novartis receives
                                   evaluating the         written notice from Idenix that the
                                   Selected HCV Drug      event has occurred
                                   Candidate in
                                   refractory HCV
                                   patients

      (C)  US$[**]                 FDA approval to        Not later than the later of (i) the
                                   proceed with a Phase   date that the event has occurred, or
                                   III Clinical Trial     (ii) 30 days after Novartis receives
                                   evaluating the         written notice from Idenix that the
                                   Selected HCV Drug      event has occurred
                                   Candidate  in HCV
                                   treatment naive
                                   patients


            6. Exhibit M of the Development Agreement is amended to add the following:


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
      With respect to the Initial HCV Drug Candidate, Novartis shall have primary responsibility for clinical drug development activities on Novartis conducted studies, submitting and maintaining parallel investigational new drug applications ("INDs") and CTAs with cross reference to the Idenix INDs while Idenix maintains the INDs and CTAs on Idenix-conducted studies.

      With respect to the Initial HCV Drug Candidate, Novartis shall hold the database and be the lead on data entry, statistics, quality assurance and writing on all Novartis-conducted studies.

            7. The chart in clause (ii) of Section 8.5(a) of the Development Agreement is deleted and replaced in its entirely by the following:

                    (ii) HCV Product.


            Milestone Event for HCV Products                                       Payment Amount
            --------------------------------                                       --------------
            (A)      Data from a Phase I/IIA Clinical Trial demonstrates            US$25 million
                     that NM-283 is safe and effective (as defined in
                     subsection (1) below)
                                                                                     The Parties
                                                                                acknowledge that this
                                                                                amount has been paid
                                                                               prior to the Amendment
                                                                                   Effective Date.

            (B)      [**]                                                              US$[**]

            (C)      [**]                                                              US$[**]

            (D)      [**]                                                              US$[**]

            (E)      [**]                                                              US$[**]

            (F)      [**]                                                              US$[**]

            8. Either Party may only disclose the terms of this Amendment No. 3 if such Party reasonably determines, based on advice from its counsel, that it is required to make such disclosure by applicable law, regulation or legal process, including without limitation by the rules or regulations of the U.S. Securities and Exchange Commission ("SEC") or similar regulatory agency in a country other than the U. S. or of any stock exchange or NASDAQ. The Parties shall cooperate with each other to ensure the disclosing Party discloses only such terms of this Amendment No. 3 as the disclosing Party reasonably determines based on advice from its counsel, are required by applicable law, regulation or legal process to be disclosed. Each Party shall promptly deliver to the other Party any written correspondence received by it or its representatives from the SEC with respect to such confidential treatment request and promptly advise the other Party of any other material communications between it or its representatives with the SEC with respect to any such confidential treatment request.

            9. This Amendment No. 3 amends and supplements the Development Agreement. Except as otherwise provided for herein, the Development Agreement remains in full force and effect unaffected hereby. This Amendment No. 3 shall be deemed incorporated into and become a part of the Development Agreement and shall be subject to the terms thereof except as amended hereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]



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
            IN WITNESS WHEREOF, Idenix and Novartis have caused this Amendment No. 3 to be duly executed by their authorized representatives, as of the date first written above.

                                       IDENIX PHARMACEUTICALS, INC.

                                       By:    /s/ Jean-Pierre Sommadossi
                                          ------------------------------------
                                           Name:  Jean-Pierre Sommadossi
                                           Title: Chairman and CEO

                                       IDENIX (CAYMAN) LIMITED

                                       By:    /s/ Andrea Corcoran
                                          --------------------------------------
                                           Name:  Andrea Corcoran
                                           Title: Secretary and Director

                                       NOVARTIS PHARMA AG


                                       By:    /s/ Thomas Ebeling
                                          --------------------------------------
                                           Name:  Thomas Ebeling
                                           Title: CEO

                                       By:    /s/ Robert E. Pelzer
                                          --------------------------------------
                                           Name:  Robert E. Pelzer
                                           Title: General Counsel



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
                                    EXHIBIT S

                               NOVARTIS HCV OPTION

The following shall mean and comprise the "Due Diligence Data" referred to in
Section 3.2(b) of the Agreement:

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]


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